SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

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                              FORM 8-K

                           CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  July 22, 2002.

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                           INNOVO GROUP INC.

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         (Exact name of registrant as specified in its charter)




    Delaware                          5199                     11-2928178
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(State or other Jurisdiction  (Primary Standard Industrial   (IRS Employer
   of incorporation)          Classification Code Number) Identification No.)


                            5900 S. Eastern Avenue
                           Los Angeles, CA  90040

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            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (323) 725-5516


                        2633 Kingston Pike, Suite 100
                            Knoxville, TN  37919

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       (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

  Attached as Exhibit 99.1, Press Release dated July 22, 2002.


Item 7. Financial Statements and Exhibits

  C. Exhibits

Exhibit No.               Description
99.1                      Press Release dated July 22, 2002


                             Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             Innovo Group Inc.
                             -----------------
                               (Registrant)

Date:  July 26, 2002                      By:/s/ Samuel Joseph Furrow, Jr.
                                             -----------------------------
                                             Samuel Joseph Furrow, Jr.
                                             CEO

Exhibit 99.1

Innovo Group Elects Jay Furrow Chief Executive Officer and Relocates Its
               Corporate Headquarters to Los Angeles


LOS ANGELES, July 22, 2002 - Innovo Group Inc. (NASDAQ: INNO), a sales and marketing organization designing and selling apparel, accessory and craft products to the retail, specialty and premium markets, today announced that its Board of Directors has elected Samuel J. (Jay) Furrow, Jr. as its Chief Executive Officer, and is relocating the Company's corporate headquarters from Knoxville, Tennessee to Los Angeles, both effective immediately.

Furrow earlier served as President, Acting Chief Financial Officer and a Director. He succeeds Patricia Anderson-Lasko, who reassumes the role of President, and continues as a Director. Ms. Anderson, the founder of the Company, will continue to be based in Knoxville where the Company's Innovo, Inc. subsidiary will remain.

Furrow became the Company's Vice President for Corporate Development and In-House Counsel in July 1998, was elected a Director in January 1999, and assumed the role of President in December 2000. He has also served as the Company's Chief Operating Officer since April 1999 and its Acting Chief Financial Officer since August 2000.

Patricia Anderson-Lasko has served as President and a Director of the Company since August 1990, and President of the Company's Innovo, Inc. subsidiary since she founded that operation in 1987. From August 1990 until August 1997, Ms. Anderson-Lasko was also the Chairman and Chief Executive Officer of the Company, and she reassumed the title of Chief Executive Officer in December, 2000.

About Innovo Group Inc.

Innovo Group Inc. through its subsidiaries nnovo Inc., Innovo Azteca Apparel, Inc. and Joe's Jeans, is a sales and marketing organization designing and selling craft, accessory and apparel products to the retail and premium markets. The Company's craft products include canvas and denim totebags and aprons. The Company's accessory product line is comprised of such products as licensed and non-licensed backpacks, totebags, waist packs and handbags. The company's apparel products consist of knit shirts and women's high-end denim jeans and knit shirts featuring the Joe's brand. More information is available at the company web site at www.innovogroup.com.

Statements in this news release which are not purely historical facts are forward-looking statements, including statements containing the words "believe," "estimate," "project," "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are based upon information available to Innovo Group Inc. on the date of this release. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace, successful implementation of its strategic plan, the extension or refinancing of its existing bank facility and the restrictions any such extension or refinancing could place on the company, the ability to obtain new financing from other financing sources, the ability to generate positive cash flow from operations and asset sales, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the company undertakes no obligation to update these statements for revisions or changes after the date of this release. Readers are cautioned not to place undue reliance on forward-looking statements.

Contact:

Innovo Group, Inc.
Donna Drewrey, 865-546-1110

Investor Relations Network
Tom Gavin, 909-279-8884